UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2018

CROCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7477 East Dry Creek Parkway Niwot, Colorado		80503
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.45) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2018, the Board of Directors (the “Board”) of Crocs, Inc. (the “Company”) appointed Bill Gray to the Board as a Class III director. Mr. Gray was designated by Blackstone Capital Partners VI L.P. (“Blackstone”) for election to the Board in accordance with the terms of the Investment Agreement between Blackstone and the Company dated December 28, 2013, as amended (the “Investment Agreement”).

Mr. Gray is a Senior Advisor to Blackstone's Private Equity Group. Mr. Gray will serve on the Board’s Information Technology Committee. As compensation for his service on the Board, Mr. Gray is entitled to receive the Company’s standard compensation for non-employee directors; provided, however, such compensation may be paid to Blackstone or its designee, pursuant to the terms of the Investment Agreement. The information regarding certain relationships between the Company and Blackstone is set forth under “Certain Relationships and Related Person Transactions” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2018.

The Board considered the independence of Mr. Gray under the NASDAQ listing standards and concluded that Mr. Gray is an independent director under the applicable NASDAQ standards.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2018, the Company held its 2018 annual meeting of stockholders (the “Annual Meeting”) in Boulder, Colorado. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

(a) The nominees for election as Class I directors to serve until the 2021 annual meeting of stockholders and thereafter until their successors are duly elected and qualified, were elected based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald L. Frasch	66,234,516	922,552	7,075,898
Andrew Rees	66,828,408	328,660	7,075,898

(b) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining
73,296,993	899,228	36,745

(c) The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
66,121,721	995,645	39,702	7,075,898

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: June 6, 2018	By:	/s/ Daniel P. Hart
Daniel P. Hart
Executive Vice President, Chief Legal and Administrative Officer

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